EXHIBIT 23.2


                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

           We hereby consent to the incorporation by reference of our report dated January 18, 199 in the Financial Statements of Internet Cable Corporation for the year ended April 30, 1998, which appears in the Form 10-KSB of Internet Cable Corporation dated April 7, 2000.




                                          /S/ DURLAND & COMPANY, CPAS, P.C.
                                          ---------------------------------
April 7, 2000                             Durland & Company, CPA's, P.A.